UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 22, 2010

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

1100 Louisiana, 10th Floor, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is being filed in connection with the Form 8-K filed by Enterprise Products Partners L.P. on November 23, 2010 to file the unaudited financial statements of Enterprise GP Holdings L.P. (“Holdings”) previously omitted therein.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.  The unaudited financial statements of Holdings for the nine months ended September 30, 2010 are hereby filed in accordance with Item 9.01(a) of Form 8-K as Exhibit 99.6 and incorporated herein by reference.

 (d)  Exhibits.

Exhibit No.	Description
99.6#	Unaudited Condensed Consolidated Financial Statements of Enterprise GP Holdings L.P. as of and for the Nine Months Ended September 30, 2010.
101.CAL#	XBRL Calculation Linkbase Document.
101.DEF#	XBRL Definition Linkbase Document.
101.INS#	XBRL Instance Document.
101.LAB#	XBRL Labels Linkbase Document.
101.PRE#	XBRL Presentation Linkbase Document.
101.SCH#	XBRL Schema Document.

_____________________
# Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	ENTERPRISE PRODUCTS HOLDINGS LLC (formerly named EPE Holdings, LLC), its General Partner

Date: November 23, 2010	By:	/s/ Michael J. Knesek
	Name:	Michael J. Knesek
	Title:	Senior Vice President, Controller and Principal Accounting Officer of the General Partner

Exhibit Index
Exhibit No.	Description
99.6#	Unaudited Condensed Consolidated Financial Statements of Enterprise GP Holdings L.P. as of and for the Nine Months Ended September 30, 2010.
101.CAL#	XBRL Calculation Linkbase Document.
101.DEF#	XBRL Definition Linkbase Document.
101.INS#	XBRL Instance Document.
101.LAB#	XBRL Labels Linkbase Document.
101.PRE#	XBRL Presentation Linkbase Document.
101.SCH#	XBRL Schema Document.

_____________________
# Filed herewith